As filed with the Securities and Exchange Commission on April 23 , 2001
================================================================================

                                  SCHEDULE 14A
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [x]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]        Preliminary Proxy Statement
[ ]        Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[x]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ] Soliciting Material Pursuant to `SS'240.14a-11(c) or `SS'240.14a-12

                            DLJ HIGH YIELD BOND FUND
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]        No fee required
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
[ ]       (1) Title of each class of securities to which transaction applies:
              ---------------------------------------------------------------
[ ]       (2) Aggregate number of securities to which transaction applies:
              ---------------------------------------------------------------
[ ]       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
              ---------------------------------------------------------------
[ ]      (4)  Proposed maximum aggregate value of transaction:
              ---------------------------------------------------------------
[ ]      (5)  Total fee paid:
              ---------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:
                ---------------------------------------------
         (2)    Form, Schedule or Registration Statement No.:
                ---------------------------------------------
         (3)    Filing Party:
                ---------------------------------------------
         (4)    Date Filed:
                ---------------------------------------------

===============================================================================

                            DLJ HIGH YIELD BOND FUND
                                 (800) 293-1232
                              466 Lexington Avenue
                            New York, New York 10017
               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 25, 2001
               ---------------------------------------------------

         To our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the DLJ High Yield Bond Fund (the "Fund") will be held on May 25, 2001, at 1:00 p.m. at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, for the following purposes:

          1.   To elect four Trustees of the Fund (Proposal Number 1); and

          2. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

     Only shareholders of record at the close of business on April 20, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof. As a convenience to shareholders, you can now vote in any one of four ways:

     By mail, with the enclosed proxy card;

     By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-290-6424;

     By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn: Dominic
F. Maurillo, at 212-269-2796; or

     In person at the Meeting.

     If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424.

                                                      By Order of the
                                                      Board of Trustees

                                                     /s/ Martin Jaffe

                                                      MARTIN JAFFE
                                                      Secretary

Dated: April 23, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY BY PHONE OR FAX. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                           Valid Signatures

         Corporate Accounts

         (1)  ABC Corp.                         ABC Corp.

         (2)  ABC Corp.                         John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer           John Doe

         (4)  ABC Corp. Profit Sharing Plan     John Doe, Trustee

         Trust Accounts

         (1)  ABC Trust                         Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                    Jane B. Doe

         Custodial or Estate Accounts

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA     John B. Smith

         (2)  John B. Smith                     John B. Smith, Jr., Executor

                       This page intentionally left blank

                            DLJ HIGH YIELD BOND FUND
                                 (800) 293-1232
                              466 Lexington Avenue
                            New York, New York 10017

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the "Board of Trustees") of the DLJ High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on May 25, 2001, at 1:00 p.m. at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017. The purpose of the Meeting and the proposal to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted `FOR ALL NOMINEES.' Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-225-8011.

         Approval of Proposal Number 1 requires a plurality of the votes cast at the Meeting.

         The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies that they are entitled to vote `FOR' or `AGAINST' any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

         The close of business on April 20, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to shareholders on or about April 25, 2001. On April 20, 2001, 47,391,083 shares were outstanding and entitled to vote at the Meeting.

         D.F. King & Co., Inc. has been retained as proxy solicitor. The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications.

                               (PROPOSAL NUMBER 1)
               ELECTION OF FOUR TRUSTEES TO THE BOARD OF TRUSTEES

         The first proposal to be considered at the Meeting is the election of four Trustees to the Board of Trustees of the Fund. Pursuant to the Fund's Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James S. Pasman is being nominated to serve as a Class I Trustee for a two year term to expire at the Fund's 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James P. McCaughan and Lawrence J. Fox are each being nominated to serve as Class II Trustees of the Fund for a three year term to expire at the Fund's 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Enrique R. Arzac is being nominated to serve as a Class III Trustee for a one year term to expire at the Fund's 2002 Annual Meeting of Shareholders or until his successor is duly elected and qualified. The Fund's Board of Trustees is currently comprised of seven Trustees: G. Moffett Cochran, Martin Jaffe, Robert E. Fischer, Stig Host, Wilmot H. Kidd III, Peter F. Krogh and John
J. Sheehan. Messrs. Jaffe and Host are Class II Trustees whose terms of office are expiring and they will not be standing for reelection. The remaining Trustees are Class I and Class III Trustees and are resigning, effective upon election of their successors. None of the nominated Trustees are currently members of the Board of Trustees.

         The nominees for election, named above, were recommended by CSAM and, after consideration in executive session, were selected and nominated by those members of the present Board of Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In order to achieve consistency among CSAM-advised closed-end funds and between the funds in the Credit Suisse Warburg Pincus family of funds, CSAM has recommended that shareholder interests can more effectively be represented by a board whose members have responsibility for overseeing other CSAM-advised closed-end funds and other funds in the Credit Suisse Warburg Pincus family of funds. Messrs. Arzac, Fox and Pasman each currently serve as trustee or director of other CSAM-advised closed-end funds. In addition, Mr. McCaughan serves as Chairman of the other funds in the Credit Suisse Warburg Pincus family of funds and as a director and/or chairman of other CSAM-advised closed-end funds. CSAM also suggested that the election of the nominees named above should also provide certain administrative efficiencies and potential future cost savings for both the Fund and CSAM.

         As nominees for election to the Board of Trustees of the Fund, the persons named above have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

         The nominees for election, current Trustees and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly held companies. As of March 30, 2001, the executive officers and Trustees of the Fund, as a group beneficially owned less than 1% of the Fund.


                              Nominees for Trustee
                                                                                    Shares
Name, Age,                                                                       Beneficially
Position with the          Principal Occupations                                 Owned as of
Fund, and Address          and Other Affiliations                               March 30, 2001*
---------------------      --------------------------------                     ---------------


Enrique R. Arzac     58    Professor of Finance and Economics,                            0
 Nominee for Class III     Graduate School of Business, Columbia
 Trustee                   University (1971-present). Director of
 Columbia University       CSAM-advised investment companies;
 Graduate School           Director of The Adams Express Company;
 of Business               Director of Petroleum and Resources
 New York, NY 10027        Corporation.


Lawrence J. Fox      56    Partner of Drinker Biddle & Reath (since                       0
 Nominee for Class II      1976); Managing Partner of Drinker Biddle &
 Trustee                   Reath (1991-1998). Director of other CSAM-
 One Logan Square          advised investment companies.
 18th & Cherry Streets
 Philadelphia, PA 19103


James P. McCaughan** 47    Chief Executive Officer, Managing Director                    10,000
 Nominee for Class II      and Chairman of the Management Committee  of
 Trustee                   CSAM; President and Chief Operating Officer
 c/o CSAM                  of Oppenheimer Capital from April
 466 Lexington Avenue      1998 to December 1999; President and Chief
 New York, NY 10017        Executive Officer of UBS Asset Management
                           (New York) from October 1996 to March 1998;
                           Functional Advisor, Institutional Asset Management of
                           Union Bank of Switzerland, from September 1994 to
                           October 1996; Chairman of Credit Suisse Warburg
                           Pincus Funds and Chairman and/or Director of other
                           CSAM-advised investment companies.

James S. Pasman, Jr. 70    Currently retired; President and Chief Operating               0
 Nominee for Class I       Officer of National InterGroup, Inc. from April
 Trustee                   1989 to March 1991; Chairman of Permian
 29 The Trillium           Oil Co. from April 1989 to March 1991;
 Pittsburgh, PA 15238      Director of Education Management Corp.,
                           Tyco International Ltd.; Trustee, Deutsche
                           Bank VIT Funds; Director/Trustee of Credit
                           Suisse Warburg Pincus Funds and other
                           CSAM-advised investment companies.

                                       2


                                Current Trustees

                                                                                    Shares
Name, Age,                                                                       Beneficially
Position with the          Principal Occupations                                 Owned as of
Fund, and Address          and Other Affiliations                               March 30, 2001*
---------------------      --------------------------------                     ---------------


G. Moffett Cochran ** 49   President, Managing Director and Member                       0
 Class III Trustee,        of the Management Committee of CSAM;
 Chairman of the Board     former Chairman of DLJ Asset Management
 and President             Group, Inc. ("DLJAM"), with which he had
 466 Lexington Avenue      been associated since prior to 1993; formerly
 New York, NY 10017        Senior Vice President with Bessemer Trust
                           Companies. Trustee of DLJ High Yield Bond
                           Fund since 1998. Trustee of other former-
                           Donaldson, Lufkin & Jenrette, ("DLJ") Funds
                           from 1994 through 2001.

Robert E. Fischer    70    Partner at the law firm of Wolf, Block, Schorr              10,536
 Class III Trustee         and Solis-Cohen LLP (or its predecessor firm),
 250 Park Avenue,          since prior to 1993. Trustee of DLJ High Yield
 Suite 10000               Bond Fund since 1998. Trustee of other
 New York, NY 10107        former-DLJ Funds from 1995 through 2001.

Stig Host            74    Oil company executive; Member of the Boards-                 310
 Class II Trustee          International Energy Corp., International Marine
 103 Oneida Drive          Sales, Inc., Kriti Exploration Inc., Alliance
 Greenwich, CT 06830       International Fund, Alliance New Europe Fund,
                           Alliance All Asia Investment Fund, Alexander Host
                           Foundation, American Scandinavian Foundation, Trustee
                           of DLJ High Yield Bond Fund since 2000. Trustee of
                           other former-DLJ Funds from 1986 through 2001.

Martin Jaffe**       53    Chief Financial Officer, Managing Director                  4,214
 Class II  Trustee,        and Member of the Management Committee
 Vice President,           of CSAM; former Chief Operating Officer of
 Secretary & Treasurer     DLJAM, with which he had been associated
 466 Lexington Avenue      since prior to 1993. Trustee of DLJ High Yield
 New York, NY 10017        Bond Fund since 1998. Trustee of other former-
                           DLJ Funds from 1995 through 2001.

Wilmot H. Kidd, III  58    President of Central Securities Corporation,                   0
 Class I Trustee           since prior to 1993. Trustee of DLJ High Yield
 375 Park Avenue           Bond Fund since 1998. Trustee of other former-
 New York, NY 10112        DLJ Funds from 1995 through 2001.


                                Current Trustees

                                                                                    Shares
Name, Age,                                                                       Beneficially
Position with the          Principal Occupations                                 Owned as of
Fund, and Address          and Other Affiliations                               March 30, 2001*
---------------------      --------------------------------                     ---------------


Peter F. Krogh        64   Dean Emeritus and Distinguished Professor of                 0
 Class I Trustee           International Affairs at the Edmund A. Walsh
 301 ICC                   School of Foreign Service, Georgetown
 Georgetown University     University; Moderator of PBS foreign affairs
 Washington, DC 20057      television series; Member of Board of The
                           Carlisle Companies Inc. Member of Selection
                           Committee for Truman Scholars and Henry
                           Luce Scholars. Senior Associate of Center for
                           Strategic and International Studies; Trustee of
                           numerous world affairs organizations; DLJ
                           High Yield Bond Fund since 2000. Trustee of
                           other former-DLJ Funds since 1986. Director/
                           Trustee of Credit Suisse Warburg Pincus
                           Funds since 2001.

John J. Sheehan       69   Owns own consulting firm; Former President                   0
 Class I Trustee           and CEO of National Computer Analysts, Inc.,
 4 Bennington Place        Principal Negotiator for NCA, Director of
 Newtown, PA 18940         National Accounts for Large Financial
                           Institutions Group. Trustee of DLJ High Yield
                           Bond Fund since 2000. Trustee of other
                           former-DLJ Funds from 1972 through 2001.

                              Officers of the Fund

Brian A. Kammerer     43   Director of CSAM, which he joined as a result              1,170
 Vice President            of Credit Suisse Group's acquisition of DLJ;
 466 Lexington Avenue      previously Senior Vice President of DLJAM
 New York, NY 10017        with which he had been associated since prior
                           to 1993.


------------

*    This information has been furnished by each nominee, Trustee and Officer.

** "Interested" Trustee within the meaning of the 1940 Act. Mr. Cochran and Mr. Jaffe are "interested" Trustees because of their affiliation with CSAM, which acts as the Fund's investment adviser. If elected, Mr. McCaughan will be an "interested" Trustee because of his affiliation with CSAM, which acts as the Fund's investment adviser.

         There was one annual meeting of shareholders, four regular meetings and two special meetings of the Board of Trustees of the Fund held during the fiscal year ended October 31, 2000. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2000 were $36,750 for the Fund.

         The Board of Trustees has an Audit Committee, whose report appears below. The Audit Committee met two times during the fiscal year ended October 31, 2000. The Board of Trustees has determined that all members of the Audit Committee, who are listed at the end of the report, are "independent," as required by applicable listing standards of the New York Stock Exchange.

                          Report of the Audit Committee

         The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. As set forth in its Charter, which was last amended and restated by the Board on August 3, 2000, a copy of which is attached hereto as Appendix A, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. It has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditor the independent auditor's independence from the Fund and its management.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls, and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on the review and discussions referred to in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2000.

                 SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S
                               BOARD OF TRUSTEES:

Robert E. Fischer, Stig Host, Wilmot H. Kidd III, Peter F. Krogh, and John J. Sheehan

         The Board of Trustees has an Executive Committee consisting of Messrs. Cochran and Jaffe. The Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust and applicable law. The Executive Committee did not meet during the fiscal year ended October 31, 2000. The Fund does not currently have a nominating committee.

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2000. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.


                               COMPENSATION TABLE
                                     for the
                       Fiscal Year Ended October 31, 2000
                                                                      Total
                                                               Compensation from
                                                   Aggregate      Fund and Fund
                                                 Compensation     Complex Paid
Name of Person and Position                      From the Fund     to Trustees
-------------------------------------------------------------------------------


G. Moffett Cochran,* Chairman of the Board              $0                 $0
Robert E. Fischer, Trustee                          $9,750            $30,500
Stig Host, Trustee                                  $4,250            $22,000
Martin Jaffe, Trustee *                                 $0                 $0
Wilmot H. Kidd III, Trustee                         $9,750            $30,500
Peter F. Krogh, Trustee                             $4,250            $22,000
John J. Sheehan, Trustee                            $3,750            $19,500
John W. Waller III, Former Trustee                  $5,000            $12,000


* "Interested" Trustees.


         Independent Trustees are not provided retirement benefits or other payments by the Fund upon their retirement from the Board of Trustees. A one-time benefit payment of $50,000 is being provided by CSAM to each Trustee who has agreed to leave the Board prior to the expiration of their term of office and who is not continuing as a trustee of other CSAM-advised funds in order to facilitate the nomination of a Board consistent with other CSAM-advised closed-end funds and other funds in the Credit Suisse Warburg Pincus family of funds.

         As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (DLJ Focus Funds, DLJ Opportunity Funds and DLJ Select Funds) with a total of 12 series and one closed-end investment company (the
Fund). In January, 2001, (i) DLJ Focus Funds was renamed Credit Suisse Warburg Pincus Capital Funds, (ii) DLJ Opportunity Funds was renamed Credit Suisse Warburg Pincus Opportunity Funds, and (iii) DLJ Select Funds was renamed Credit Suisse Warburg Pincus Select Funds. Currently, the fund Complex also consists of several other CSAM-advised investment companies or portfolios.

Required Vote

         In the election of Trustees of a Fund, the candidates receiving a plurality of votes cast at the Meeting in person or by proxy without regard to class, if a quorum is present, will be elected.

               THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
           YOU VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL NUMBER 1.

                        SELECTION OF INDEPENDENT AUDITORS

         At a meeting held on February 1, 2001, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending October 31, 2001. Ernst & Young LLP was the independent auditor for the Fund for the fiscal year ended October 31, 2000 and was dismissed on February 1, 2001. On February 1, 2001, the Audit Committee recommended, and the Board of Trustees agreed, that the independent auditor of the Fund be changed from Ernst & Young LLP to PricewaterhouseCoopers LLP. Ernst & Young LLP's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years or since the end of the last fiscal year, there have not been any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. It is anticipated that PricewaterhouseCoopers LLP will provide the same level of service to the Fund as was provoded by Ernst & Young LLP. PricewaterhouseCoopers LLP has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

         The Board's policy regarding engaging independent auditors' service is that management may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors. The Audit Committee has considered whether the provision of services, described below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the principal accountant's independence.

         The following table shows the aggregate fees Ernst & Young LLP billed to the Fund, the Fund's adviser (CSAM) and affiliates of the Fund's adviser for its professional services rendered for the fiscal year ended October 31, 2000.

                                        Fund     CSAM and Affiliates
                                        ----     -------------------
 Audit Fees                              $32,000         --

 Financial Information Systems           $0              $0
 Design and Implementation Fees

 All Other Fees                          $4,500          $1,469,300

                                SERVICE PROVIDERS
         CSAM, 466 Lexington Avenue, New York, New York 10017, is the investment adviser of the Fund. PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, provides administration services to the Fund.

                              SHAREHOLDER PROPOSALS
         Shareholder proposals intended to be presented at the Fund's Annual Meeting of Shareholders in 2002 must be received by the Fund on or before December 25, 2001 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

         In no event does the mere submission of a proposal by a shareholder guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         As of April 20, 2001, no shareholder held 5% or more of the Fund's shares.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP PREPORTING COMPLIANCE
         Section 16(a) of the Securities Exchange Act of 1934 and Rule 30f-1 under the 1940 Act require that the Fund's Trustees and Officers, certain persons affiliated with the investment adviser and persons who own more than 10% of a registered class of the Fund's securities file reports of ownership and changes of ownership with the Securities and Exchange Commission and to furnish copies of such reports to the Fund. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the Fund's fiscal year ended October 31, 2000.

                        BROKER NON-VOTES AND ABSTENTIONS
         A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote `for' or `against' a matter. The election of Trustees (Proposal Number 1) requires that each successful candidate receive a plurality of votes cast at the Meeting; therefore, abstentions will be disregarded.

         CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS
         The Fund will furnish, without charge, a copy of the most recent annual report to shareholders of the Fund. Copies of the reports may be obtained by contacting the Fund in writing at the address on the cover page of this proxy statement or by calling the Fund at the toll-free number listed on the cover page of this proxy statement.

                                  OTHER MATTERS
         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             VOTING BY FAX OR PHONE
         Voting by fax or telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         Whichever voting method you choose, please read the full text of the proxy statement before you vote.

                                                     MARTIN JAFFE

                                                    /s/ Martin Jaffe

                                                     Secretary
Dated: April 23, 2001

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER
                            DLJ HIGH YIELD BOND FUND
                                 (the "Company")

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three Trustees, each of whom: shall have no relationship to the Company or any investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy any applicable membership requirements of stock exchange or Nasdaq rules, as such requirements are interpreted by the Board of Trustees in its business judgment.1

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures maintained by or on behalf of the Company;

     2. in its oversight of the Company's financial statements and the independent audit thereof;

     3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants; and

     4.   in evaluating the independence of the independent accountants.

      The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining

------------

1 The New York Stock Exchange's rules require that the Audit Committee members have no relationship with the Company that may interfere with their independence. More specifically, the standards restrict the eligibility of people with certain relationships from membership on the Audit Committee. Notably, a director who is an employee, including an executive officer, of the Company or any of its affiliates may not serve on the Audit Committee until three years after termination of the employment, and a director who is a partner, controlling shareholder, or executive officer of an entity that has a business relationship with the Company may not serve on the Audit Committee unless the Board of Trustees of the Company determines that such relationship will not interfere with the trustee's independence.

  The New York Stock Exchange rules also requires that (i) each Audit Committee member be financially literate and (ii) at least one member of the Audit Committee have accounting or related financial management expertise. Each of these qualifications is subject to the interpretation of the Company's Board of Trustees in its business judgment. The Company is required to regularly provide certifications to the New York Stock Exchange regarding its compliance with the Audit Committee rules.

  The SEC's proxy rules require closed-end investment companies listed on the NYSE or AMEX, or quoted on Nasdaq, to disclose in their proxy statements relating to the election of Trustees whether the committee members are independent under the applicable Stock Exchange or Nasdaq rules, and, if not independent, the nature of the relationship and the reasons the board appointed the non-independent Trustee.

appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Trustees).

      The independent accountants for the Company are ultimately accountable to the Board of Trustees and the Audit Committee. The Board of Trustees, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee shall be responsible for ensuring that the independent accountants submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

      The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent or other service providers, and such other investment companies advised by the Company's investment adviser, as the Audit Committee may specify.

 III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.   with respect to the independent accountants,

          (i) to provide advice to the Board of Trustees in selecting, evaluating or replacing independent accountants;

          (ii) to review the fees charged by the independent accountants for audit and non-audit services;

         (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Trustees take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

          (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Trustees and Audit Committee;

     2. with respect to financial reporting principles and policies and internal controls and procedures,

          (i) to advise management and the independent accountants that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

          (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by generally accepted audit standards as they may be modified or supplemented, including reports and communications related to:

               o deficiencies noted in the audit in the design or operation of internal controls;

               o    Consideration of fraud in a financial statement audit;

               o    detection of illegal acts;

               o the outside auditor's responsibility under generally accepted auditing standards;

               o    significant accounting policies;

               o    management judgments and accounting estimates;

               o adjustments recorded and unadjusted differences arising from the audit;

               o the responsibility of the independent accountants for other information in documents containing audited financial statements;

               o    disagreements with management;

               o consultation by management with other independent accountants;

               o major issues discussed with management prior to retention of the independent accountants;

               o difficulties encountered with management in performing the audit;

               o the independent accountants judgments about the quality of the entity's accounting principles;

          (iii) to meet with management and/or the independent accountants:

               o to discuss the scope of the annual audit or any audit or review of interim financial statements;

               o    to discuss the audited financial statements;

               o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

               o to review the opinion rendered, or form of opinion, the independent accountants propose to render to the Board of Trustees and shareholders;

               o to discuss allocations of expenses among the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

               o to discuss the Company's Compliance with Subchapter M and, if applicable, Subchapter L,2 of the Internal Revenue Code of 1986, as amended;

               o to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

------------

2 Subchapter L is relevant only to investment companies that sell their shares to insurance company separate accounts.

               o to discuss with the independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

               o to discuss significant changes to Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent accountants or management; and

               o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

               o to discuss the Company's compliance with Rule 2a-73 of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

               o to discuss with management and the independent accountants any reports issued by independent accountants regarding the Company's transfer, custody and accounting agents;

               o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR; and

          (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the financial statements; and

     3.   with respect to reporting and recommendations,

          (i) to provide advice to the Board of Trustees in selecting the principal accounting officer of the Company;

         (ii) to provide any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.4

         (iii) to review this Charter at least annually and recommend any changes to the full Board of Trustees; and

------------

3 Rule 2a-7 applies only to money market funds.

4 Closed-end investment companies must include in their proxy statements relating to the election of Trustees a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the Board of Trustees the inclusion of the audited financial statements in the Company's annual report required by Section 30(e) of the Investment Company Act.

          (iv) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      PROXY

                            DLJ HIGH YIELD BOND FUND

           This Proxy is Solicited on Behalf of the Board of Trustees
                        of the DLJ High Yield Bond Fund

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 25, 2001

     The undersigned hereby appoints each of Robert Rizza and Rocco DelGuercio, each with the power of substitution, as proxies for the undersigned to vote all shares of DLJ High Yield Bond Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on May 25, 2001 at 1:00 p.m., Eastern time, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 23, 2001. Unless otherwise specified in the boxes provided, the undersigned's vote will be cast FOR each item listed on the reverse side. A properly executed proxy in which no specification is made will be voted in favor of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

-----------                                                       -----------
SEE REVERSE       CONTINUED  AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                              SIDE
-----------                                                       -----------

[x]Please mark
   votes as in
   this example.

This proxy, if properly executed, will be voted as specified below with respect to the actions to be taken on the following proposal. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1.

 1.Election of Trustees
   Nominees:  (01)  Enrique  R. Arzac
              (02)  Lawrence  J. Fox,
              (03)  James S. Pasman
              (04)  James P. McCaughan

   FOR ALL  [ ]       [ ] WITHHOLD FROM
  NOMINEES                ALL NOMINEES

 FOR ALL
NOMINEES
 EXCEPT _______________________________________________________
  (INSTRUCTION: To withhold authority to vote for any nominee(s), write their name(s) in the space provided above.)

 2. The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

            VOTE THIS CARD TODAY
By mail; phone (1-800-290-6424); fax (212-269-2796)

MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT         [ ]

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:____________________Date:_____ Signature:________________ Date:_____